WARRANT EXERCISE AGREEMENT

This Warrant Exercise Agreement (“Agreement”) is entered into and effective as of __________, 2007, by and between Neah Power Systems, Inc., a Nevada corporation (“Company”), and the person whose name is set forth on the signature block below (“Investor”). Investor and Company are sometimes collectively referred to herein as the “Parties.”

RECITALS

1.  In connection with a May 11, 2007 public offering of the Company’s securities through Empire Financial Group, Inc., the Company issued to Investor a Stock Purchase Warrant (“Warrant”) to purchase a number of shares of Common Stock, par value $0.001 per share, of the Company, equal to 75% of the total number of shares of common stock purchased by Investor in the offering, as shown on the signature block below (the "Warrant Shares"), at the following exercise prices:

A. Warrant A to purchase 25% warrant coverage of the Company's common stock purchased by Investor in the offering at an exercise price of $1.10 per share.

B. Warrant B to purchase 25% warrant coverage of the Company's common stock purchased by Investor in the offering at an exercise price of $1.60 per share.

C. Warrant C to purchase 25% warrant coverage of the Company’s common stock purchased by Investor in the offering at an exercise price of $2.00 per share.

2. Investor desires to exercise the Warrant to purchase all of the Warrant Shares A, B and C, all at an exercise price of $0.20 per Warrant Share (“New Exercise Price”).

3. Company desires to permit such exercise in accordance with the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions herein stated, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Exercise of Warrant. Investor hereby elects to purchase all of the Warrant Shares pursuant to the terms of the Warrant, and tenders herewith full payment of the New Exercise Price for all of the Warrant Shares. The original Warrant is attached hereto as Exhibit A.

2. Payment. Payment shall take the form of (check applicable box):

☐ wire transfer

☐ cashier's check

3. Certificate. Please issue a certificate or certificates representing said Warrant Shares in the name of Investor, as specified on the signature block below. The Warrant Shares shall be delivered to the address set forth on the signature block below, which Investor represents is its current address and place of business, citizenship or residence.

4. Prohibited Transactions. Investor warrants and represents that neither Investor nor any of its affiliates has engaged in any short sale transaction within the last 10 trading days, and does not hold any open short position in the common stock of Company. Investor agrees that it will not use any of the Warrant Shares to cover any short position, and that it will not, and will cause its Affiliates not to, engage in any short sales of or hedging transactions with respect to the common stock of Company for a period of at least 90 days following the date hereof.

5. General. The Recitals are hereby incorporated by reference and, therefore, shall be part of the Agreement of the Parties. In addition to any other representations and warranties contained herein, the Parties hereby represent, warrant and agree that they have the full right, power, legal capacity and authority to enter into and fully perform this Agreement. This Agreement may be executed by the Parties in separate counterparts, each of which, when so executed, shall, together, constitute and be one and the same instrument. Each of the Parties acknowledges that no other party nor any agent or attorney of any other party has made any promise, representation or warranty whatsoever, express or implied, written or oral, not contained herein, to induce it to execute this Agreement, and each of the Parties acknowledges that it has not executed this Agreement in reliance on any promise, representation or warranty not expressly contained herein. This Agreement constitutes and contains the entire agreement and understanding concerning the subject matter hereof between the Parties and supersedes and replaces all prior negotiations and proposed agreements, written or oral. This Agreement shall be governed by and construed pursuant to the laws of the State of Nevada.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

INVESTOR:

Investor Name:

By:

Its:

Address:

Number of Warrant Shares:

Total New Exercise Price: $

COMPANY:

NEAH POWER SYSTEMS, INC.

By:

Its:

Exhibit A

WARRANT